Exhibit 10.1

AMENDMENT 17

TO THE

PRODUCT PURCHASE AGREEMENT

This AMENDMENT 17 (the “Amendment”) amends that certain Product Purchase Agreement No.1526-0331701 (the “Agreement”) which has an effective date of December 16, 2002, by and between Hewlett-Packard Company (herein “HP”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland SARL (collectively referred to herein as “Supplier”).

RECITALS

WHEREAS, HP and Supplier have previously entered into the Agreement stated above;

WHEREAS, the purpose of this Amendment is to set forth commercial and other terms and conditions for OEM Product sold by Supplier and purchased by HP pursuant to the Agreement;

WHEREAS, HP and Supplier desire to amend the Agreement as herein provided;

WHEREAS, HP and Supplier previously entered into the Tenth Amendment of the Agreement, which includes reference to the management of SFPs between HP and Supplier, and;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HP and Supplier hereby agree as follows:

1.	The effective date (“Effective Date”) of this Amendment is the last signature date below.

2.	After the first five (5) fiscal quarters of shipments from the clear to ship (CTS) date of [**] and throughout the remaining life cycle of the [**] and any other[**] product’s, should the percent of HP[**]shipped exceed [**] ([**]%) percent of Supplier [**] shipped through HP, measured quarterly based on a [**] average, Supplier agrees to [**] the [**] to HP should HP so choose, with the [**] being managed per the model defined and agreed to in Amendment 10 of the Agreement. Once this [**] is hit, this option is in force for the remainder of the Agreement.

3.	During the term of the [**] lifecycle, any additional [**] programs offered by Supplier will be with the option for HP to manage [**] per the model defined and agreed to in Amendment 10 of the Agreement.

4.	Definitions:

[**]

The Agreement continues in full force and effect, and except as may be expressly set forth in this Amendment, the Agreement is unchanged.

IN WITNESS WHEREOF, the parties, intending to be legally bound hereby, have executed this Agreement as of the Effective Date.

BROCADE COMMUNICATIONS SYSTEMS INC.	HEWLETT-PACKARD COMPANY

/s/ Charles Leeming	/s/ Cliff Henson
Authorized Representative	Authorized Representative

4/6/10	5/21/2010
Date	Date

Charles Leeming	Cliff Henson
Printed Name	Printed Name

VP, OEM Sales	VP, SWD Global SC
Title	Title

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BROCADE COMMUNICATIONS SWITZERLAND, SARL.

/s/ Ulrich Plechschmidt
Authorized Representative

20-April-2010
Date

Ulrich Plechschmidt
Printed Name

Vice President EMEA
Title

April 16, 2010